UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 3, 2008

MICHAELS STORES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-09338	75-1943604
(State or Other Jurisdictionof Incorporation)	(CommissionFile Number)	(IRS Employer Identification No.)

8000 Bent Branch Drive

Irving, Texas  75063

 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 409-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fiscal Year 2008 Bonus Plan

On April 3, 2008, the Board of Directors of Michaels Stores, Inc. (the “Company”) approved the Fiscal Year 2008 Bonus Plan for each of the executive officers of the Company set forth below.  A summary describing the material elements of the annual incentive plan performance measures for the executive officers for fiscal 2008 is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference into this Item 5.02.

Name	Position

Brian C. Cornell	Chief Executive Officer

Jeffrey N. Boyer (1)	President and Chief Financial Officer

Thomas M. Bazzone	Executive Vice President – Specialty Businesses

Thomas C. DeCaro	Executive Vice President – Supply Chain

Harvey S. Kanter	Executive Vice President – Managing Director

(1)

As previously reported, Mr. Boyer resigned effective April 4, 2008. In connection with his departure, he received a pro rata bonus as reported in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 3, 2008.

Item 9.01	Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description

10.1	Fiscal Year 2008 Bonus Plan Summary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAELS STORES, INC.

By:	/s/ Michael J. Veitenheimer
Michael J. Veitenheimer
Senior Vice President, Secretary and General Counsel

Date:  April 9, 2008

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Fiscal Year 2008 Bonus Plan Summary